NEW PERSPECTIVE FUND, INC.
                                   PART B
                     STATEMENT OF ADDITIONAL INFORMATION
                               DECEMBER 1, 1995
                         (AS AMENDED OCTOBER 11, 1996)

 This document is not a prospectus but should be read in conjunction with the current Prospectus of New Perspective Fund, Inc. (the fund or NPF) dated December 1, 1995. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

NEW PERSPECTIVE FUND, INC.
Attention:  Secretary
333 South Hope Street
Los Angeles, CA  90071
(213) 486-9200

 The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.
                               TABLE OF CONTENTS

Item                                                              Page No.

Investment Policies                                               1

Description of Certain Securities and Investment Techniques       2

Investment Restrictions                                           3

Fund Directors and Officers                                       6

Advisory Board                                                    11

Management                                                        12

Dividends, Distributions and Federal Taxes                        14

Purchase of Shares                                                17

Shareholder Account Services and Privileges                       19

Redemption of Shares                                              20

Execution of Portfolio Transactions                               20

General Information                                               20

Investment Results                                                21

Appendix - Description of Bond Ratings                            26

Financial Statements                                              Attached


                              INVESTMENT POLICIES
 The fund's investment policies are intended to provide the flexibility to take advantage of opportunities while accepting what seems to be a reasonable risk. The fund is not intended to constitute a balanced investment program and is not designed for investors who primarily seek income.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

Cash Equivalents - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and saving bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

CURRENCY TRANSACTIONS - The fund has the ability to hold a portion of its assets in U.S. dollars and other currencies and to enter into certain currency contracts (on either a spot or forward basis) in connection with investing in non-U.S. dollar denominated securities including foreign currency exchange and forward currency contracts. A foreign exchange contract is used to facilitate settlement of trades. For example, the fund might purchase a currency or enter into a foreign exchange contract to preserve the U.S. dollar price of securities it has contracted to purchase. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the fund might enter into a forward currency contract to protect against an anticipated decline in value of a foreign currency against the U.S. dollar when it holds
securities denominated in that foreign currency.   To avoid having an amount
greater than its net assets subject to market risk in connection with currency contract transactions, the fund will segregate cash, cash equivalents, or high quality debt instruments to the extent required by the Securities and Exchange Commission.

 At the maturity of a forward contract, the fund may either accept or make delivery of the currency specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original contract. The fund will only enter into such a forward contract if it is expected that the fund will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the fund may suffer a loss.

 Certain provisions of the Internal Revenue Code may limit the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

INVESTMENTS IN LOWER RATED BONDS - Although the fund has no current intention of doing so (at least for the next 12 months), up to 5% of the fund's assets may be invested in lower rated straight debt securities (securities rated Baa or below by Moody's Investors Service, Inc. or BBB or below by Standard & Poor's Corporation), including securities rated Ba and BB or below (commonly referred to as "junk bonds" or "high-yield, high-risk bonds") or in unrated securities that are determined to be of equivalent quality. High-yield, high-risk bonds carry a higher degree of investment risk and are considered speculative. This quality restriction does not apply to securities convertible into common stocks.

 High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield, high-risk bonds.

 High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value is likely to decrease in a rising interest rate market, as is generally true with all bonds.

 There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

                            INVESTMENT RESTRICTIONS

 The fund has adopted the following fundamental policies and investment restrictions which may not be changed without a majority vote of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy or
(ii) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transactions. These restrictions provide that the fund may not:

1. Invest in securities of another issuer (other than the U.S. or its agencies or instrumentalities), if immediately after and as a result of such investment more than 5% of the value of the total assets of the fund would be invested in the securities of such other issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the fund;

2. Invest in companies for the purpose of exercising control or management;

3. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry;

4. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commissions, is involved, and only if immediately thereafter no more than 10% of the value of the fund's total assets would be invested in such securities;

5. Buy or sell real estate in the ordinary course of its business; however, the fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

6. Buy or sell commodities or commodity contracts in the ordinary course of its business provided, however, that this restriction shall not prohibit the fund from purchasing, selling or holding foreign currencies or entering into forward foreign currency contracts;

7. Make any investment under circumstances requiring direct payment by the fund of the Federal Interest Equalization Tax if, immediately thereafter and as a result of such investment, the total of the Federal Interest Equalization Tax directly paid or owing by the fund during the fiscal year in which such investment is made would amount to more than 1-1/2% of the fund's average month-end net assets during such fiscal year to the date of such investment;

8. Acquire securities subject to restrictions on disposition imposed by the Securities Act of 1933, if, immediately after and as a result of such acquisition, the value of all such restricted securities held by the fund would exceed 2% of the value of its total assets; in any event, the fund will not invest more than 5% of the value of its total assets in securities which are not readily marketable;

9. Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities Act of 1933;

10. Lend any of its assets; provided, however, that investment in government obligations, short-term commercial paper, certificates of deposit and banker's acceptances and publicly traded bonds, debentures, or other debt securities shall not be deemed to be the making of a loan;

11. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

12. Purchase securities on margin;

13. Borrow amounts in excess of 5% of the value of its total assets; in any event, the fund may borrow only as a temporary measure for extraordinary or emergency purposes and not for investment in securities; nor

14. Mortgage, pledge or hypothecate its assets to any extent.

 For purposes of Investment Restriction #3, the fund will not invest 25% or more of the value of its total assets in the securities of companies primarily engaged in any one industry. Although the fund may sell securities short, to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short, the fund does not anticipate doing so during the next twelve months.

 Notwithstanding Investment Restriction #4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 Additional investment restrictions adopted by the fund and which may be changed by the Board of Directors, provide that the fund may not;

1. Purchase or retain the securities of any issuer, if those individual officers and directors of the fund, its investment adviser or principal underwriter, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

2. Invest more than 5% of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

3. Invest in puts, calls, straddles or spreads, or combinations thereof; or

4. Purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures.

                          FUND DIRECTORS AND OFFICERS
                     DIRECTORS AND DIRECTOR COMPENSATION
       (with their principal occupations during the past five years)

NAME, ADDRESS  POSITION WITH PRINCIPAL OCCUPATION(S) DURING PAST AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM TOTAL NUMBER
AND AGE        REGISTRANT    5 YEARS (POSITIONS WITHIN THE       (INCLUDING VOLUNTARILY   ALL FUNDS MANAGED BY    OF FUND BOARDS
                             ORGANIZATIONS LISTED MAY HAVE       DEFERRED COMPENSATION/1/)CAPITAL RESEARCH AND    ON WHICH
                             CHANGED DURING THIS PERIOD)         FROM THE FUND            MANAGEMENT COMPANY/2/   DIRECTOR SERVES
                                                                 DURING FISCAL YEAR ENDED
                                                                 9/30/95

Elisabeth Allison          Director      Administrative Director, ANZI, Ltd.   $ 21,900              $ 42,900             2
62 West 62nd Street                      (financial publishing and consulting)
New York, NY 10023                       Former Senior Vice President,
Age:  49                                 Planning and Development,
                                         McGraw Hill, Inc.

+ David I. Fisher          Director      Chairman of the Board,      None                  None                 2
333 South Hope Street                    The Capital Group Companies, Inc.
Los Angeles, CA  90072
Age:  56

Robert A. Fox              Director      President and Chief Executive Officer,   $ 20,800              $ 80,400             5
P.O Box 457                              Foster Farms, Inc.; Former President,
Livingston, CA 95334                     Revlon International;  former
Age:  58                                 Chairman and Chief Executive
                                         Officer, Clarke Hooper America

                                         (advertising)

Alan Greenway              Director      President, Greenway Associates, Inc.   $ 21,650              $ 68,500             4
7413 Fairway Road                        (management consulting services)
La Jolla, CA 92037
Age:  68

Koichi Itoh                Director      Managing Partner,           $ 22,300              $ 42,500             2
7-14-11-104 Minami                       VENCA Management
Aoyama                                   (venture capital)
Minato-ku, Tokyo, Japan
Age:  54

William H. Kling           Director      President, Minnesota Public Radio;   $ 20,850              $ 73,200             4
45 East Seventh Street                   President, Greenspring Co.; former
St. Paul, MN 55101                       President, American Public Radio
Age:  53                                 (now Public Radio International)


+ Jon B. Lovelace          Vice          Vice Chairman of the Board and   None                  None                 4
333 South Hope Street      Chairman of   Chairman of the Executive
Los Angeles, CA 90071      the Board     Committee, Capital Research and
Age: 68                                  Management Company

John G. McDonald           Director      The IBJ Professor of Finance,   $ 21,167              $ 132,900            7
Graduate School of Business                 Graduate School of Business,
Stanford University                      Stanford University
Stanford, CA 94305
Age:  58

William I. Miller          Director      Chairman of the Board,      $ 21,800              $ 41,500             2
500 Washington Street                     Irwin Financial Corporation
Box 929
Columbus, IN 47202
Age:  39

Kirk P. Pendleton          Director      President, Cairnwood, Inc.   None*                 $ 24,600             5
Cairnwood, Inc.
75 James Way
Southhampton, PA 18966
Age: 56

Donald E. Petersen         Director      Former Chairman of the Board and   $ 10,000              $ 47,250             4
255 East Brown, Suite 460                 Chief Executive Officer, Ford Motor
Birmingham, MI 48009                     Company
Age:  69

+ James W. Ratzlaff        Director      Vice Chairman of the Board, Capital   None                  None                 6
P.O. Box 7650                            Research and Management Company;
San Francisco, CA 94120                  Senior Partner, The Capital Group
Age: 59                                  Partners, L.P.

+ Walter P. Stern          Chairman of   Chairman, Capital Group     None                  None                 7
630 Fifth Avenue           the Board     International, Inc.; Vice Chairman,
New York, NY 10111                       Capital Research International;
Age:  67                                 Director, The Capital Group
                                         Companies, Inc.; Chairman,
                                         Capital International, Inc.; Director,

                                         Temple-Inland Inc. (forest products)



 * Mr. Pendleton was elected to the Board of Directors on September 24, 1996. He received no compensation from the fund in fiscal year 1995.

 + Directors who are considered "interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

  /1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more of the funds in The American Funds Group as designated by the director.

  /2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America. Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U.S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, Inc. and Bond Portfolio for Endowments, Inc.

                                    OFFICERS

WALTER P. STERN, Chairman of the Board (see above).

JON B. LOVELACE, Vice Chairman of the Board (see above).

GINA H. DESPRES, President and Principal Executive Officer.  3000 K. Street,
N.W., Washington, DC    20007-5124.    Vice President, Capital Research and
Management Company; formerly counsel to U.S.  Senator Bill Bradley (NJ).

 WILLIAM R. GRIMSLEY, Senior Vice President. P.O. Box 7650, San Francisco, CA 94120.
  Senior Vice President and Director, Capital Research and Management Company.

 THIERRY VANDEVENTER, Senior Vice President. 3 Place des Bergues, 1201 Geneva, Switzerland.
   Chairman of the Board and Chief Executive Officer, Capital Research Company.

 GREGG E. IRELAND, Senior Vice President. 3000 K. Street, N.W., Washington, DC 20007-5124.
  Vice President, Capital Research and Management Company.

*   DARCY B. KOPCHO, Vice President.  Vice President, Capital Research Company

* CATHERINE M. WARD, Vice President. Vice President and Director, Capital Research and Management Company.

** STEVEN N. KEARSLEY, Treasurer.  Vice President and Treasurer, Capital
Research and Management   Company.

* VINCENT P. CORTI, Secretary. Vice President - Fund Business Management Group, Capital Research and Management Company.

** MARY C. HALL, Assistant Treasurer. Senior Vice President - Fund Business Management Group,
  Capital Research and Management Company.

** R. MARCIA GOULD, Assistant Treasurer. Vice President - Fund Business Management Group, Capital
  Research and Management Company.
_________________________
# Positions within the organizations listed may have changed during this period.

* Address is 333 South Hope Street, Los Angeles, CA  90071.

** Address is 135 South State College Boulevard, Brea, CA  92621.

                                 ADVISORY BOARD

 The Board of Directors has established an Advisory Board whose members are, in the judgment of the Directors, highly knowledgeable about world political and economic matters. In addition to holding meetings with the Board of Directors, members of the Advisory Board, while not participating in specific investment decisions, will consult from time to time with the Investment Adviser, primarily with respect to world trade and business conditions abroad. The members of the Advisory Board and their principal occupations during the past five years are:

YOICHI FUNABASHI, PH.D., Washington, D.C. Washington, D.C. Bureau Chief and Dipolmatic Correspondent of the ASAHI SHIMBUN

JEAN GANDOIS, Paris, France. Chairman of the Board, Cockerill-Sambre; former Chairman and Chief Executive Officer, Pechiney; former Chairman, Pechiney International.

CLAUDIO X. GONZALEZ LAPORTE, Mexico DF, Mexico. Chairman of the Board and Managing Director,
Kimberly Clark de Mexico.

JUNICHI HATTORI, Tokyo, Japan.  Senior Managing Director - Information Devices
and Systems  Division,   Seiko Instruments, Inc.

PETER C. HOBBINS, Zug, Switzerland. Counsellor and former Member Executive Group, Corange Ltd.

SIR PETER F. HOLMES, London, England.  Director and former Chairman of the
Board and Managing   Director, The Royal Dutch/Shell Group of Companies.

BARON GUALTHERUS KRAIJENHOFF, Nijmegen, Netherlands.  Chairman of the
Supervisory Council, AKZO   N.V.

JOHN L. NICHOL, Vancouver, British Columbia. President, Springfield Investment Company Ltd.; former
President of Canada's National Liberal Party.

BRIAN NICHOLSON, London, England. Chairman of the Board, Advertising Standards Board of Finance
 Ltd.; former Head of Public Affairs, Lloyd's of London; former Executive Chairman, Marlar International Ltd.; former Joint Managing Director, THE OBSERVER.

DONALD E. PETERSEN, Birmingham, Michigan. Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company.

ALLEN E. PUCKETT, Los Angeles, California. Chairman Emeritus, Hughes Aircraft Company.

ROZANNE L. RIDGWAY, Washington, DC. President, Atlantic Council of the United States.

ORVILLE H. SCHELL, Berkeley, California. Dean, Graduate School of Journalism,
University of California,    Berkeley

HAROLD M. WILLIAMS, Los Angeles, California. President and Chief Executive Officer, The J. Paul Getty
  Trust; former Chairman, U.S. Securities and Exchange Commission.
__________________________

All of the Directors and Officers are also directors and/or trustees and/or officers of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any Director or Officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $10,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended ($2,500 for each meeting attended in conjunction with meetings with the Advisory Board), plus $400 for each meeting attended as a member of a committee of the Board of Directors.
The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. Each Advisory Board member is paid a fee of $3,000 per annum, plus $4,000 for each meeting attended in conjunction with meetings with the Board of Directors. As of November 1, 1995 the officers, Directors and members of the Advisory Board and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, was approved by shareholders and is dated May 18, 1993. The Agreement will continue in effect until March 31, 1996 unless sooner terminated and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, provides suitable office space and utilities, necessary office equipment and general purpose forms and supplies used at the office of the fund, and will pay the travel expenses of Directors and members of the Advisory Board incurred in connection with attendance at meetings of those Boards. The fund will pay all expenses not expressly assumed by the Investment Adviser, including, but not limited to, fees and expenses of the transfer agent, dividend disbursing agent, legal counsel and independent public accountants and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund, cost of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of registration, qualification and issuance of fund shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; taxes; and compensation of Advisory Board members and of Directors who are not affiliated persons of the Investment Adviser.

 The Investment Adviser has agreed that in the event the expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under Rule 12b-1 and extraordinary expenses such as litigation and acquisitions) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any regulations thereunder, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the fund in the amount of such excess.

 As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.60% on the first $500 million of the fund's net assets, 0.50% on net assets between $500 million and $1 billion, 0.46% on net assets between $1 billion and $1.5 billion, 0.43% on net assets between $1.5 billion and $2.5 billion, 0.41% on net assets between $2.5 billion and $4 billion, 0.40% on net assets between $4 billion and $6.5 billion, and 0.395% on net assets in excess of $6.5 billion. For the fiscal years ended September 30, 1995, 1994 and 1993, the Investment Adviser received advisory fees of $32,015,000, $24,390,000 and $17,045,000, respectively.

PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares for the fiscal year ended September 30, 1995 amounted to $8,330,000 after allowance of $44,248,000 to dealers. During the fiscal years ended September 30, 1994 and 1993 the Principal Underwriter received $6,903,000 and $4,995,000, after allowance of $36,636,000 and $26,377,000, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are interested persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not interested persons of the fund are committed to the discretion of the Directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan, the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the fiscal year ended September 30, 1995, the fund paid or accrued $15,602,000 in compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Futures contracts held by the fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Currency transactions that are not subject to Section 1256 of the Code may be subject to Section 988 of the Code, in which case the 60%/40% long-term/short-term capital gain or loss rule of Section 1256 would not apply. Rather, each Section 988 foreign currency gain or loss would generally be computed separately and treated as ordinary income or loss. The fund will attempt to monitor Section 988 transactions to avoid an adverse tax impact.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% in value of the fund's total assets at the close of its taxable year consists of securities of foreign issuers, the fund will be eligible to file elections with the Internal Revenue Service pursuant to which shareholders of the fund will be required to include their respective pro rata portions of such withholding taxes in their federal income tax returns as gross income, treat such amounts as foreign taxes paid by them, and deduct such amounts in computing their taxable incomes or, alternatively, use them as foreign tax credits against their federal income taxes. In any year the fund makes such an election, shareholders will be notified as to the amount of foreign withholding and other taxes paid by the fund.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation, or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. However, if the distribution is effectively connected with the conduct of the non-U.S. shareholder's trade or business within the U.S., the distribution would be included in the net income of the shareholder and subject to U.S. income tax at the applicable marginal rate. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax liability of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors should consult their own tax advisers with specific reference to their own tax situations.

                               PURCHASE OF SHARES

PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures, traded on the New York Stock Exchange are valued at the last sale price on such exchange on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, an over-the-counter or exchange quotation may be used. Securities traded primarily on securities exchanges outside the U.S. are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. U.S. Treasury bills, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from the total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 3. The value of the net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 Any purchase order may be rejected by the Principal Underwriter or the fund. The fund will not knowingly sell shares (other than for the reinvestment of dividends or capital gain distributions) directly or indirectly, or through a unit investment trust to any other investment company, person or entity, where, after the sale, such investment company, person, or entity would own beneficially directly, indirectly, or through an investment trust more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Directors.

STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the investment dealer, the appropriate number of shares will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in the money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the statement of intention, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

DEALER COMMISSIONS -- The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).

                              REDEMPTION OF SHARES

REDEMPTIONS - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $150, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, for the fiscal years ended September 30, 1995, 1994 and 1993 amounted to $7,790,000, $6,346,000, and $4,084,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to subcustodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

INDEPENDENT ACCOUNTANTS - Price Waterhouse LLP, 400 South Hope Street, Los Angeles, CA 90071, has served as the fund's independent accountants since the fund's inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on September 30. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Price Waterhouse LLP, whose selection is determined annually by the Board of Directors.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

                       DETERMINATION OF NET ASSET VALUE,

   REDEMPTION PRICE ANDMAXIMUM OFFERING PRICE PER SHARE -- SEPTEMBER 30, 1995

Net asset value and redemption price per share

 (Net assets divided by shares outstanding)         $     16.98

Maximum offering price per share (100/94.25 of

 net asset value per share, which takes into

 account the fund's current maximum sales charge)    $    18.02


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the Directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                               INVESTMENT RESULTS

 The fund's yield is 1.73% based on a 30-day (or one month) period ended September 30, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]
 Where: a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

 The fund's one-year total return and average annual total returns for the five- and ten-year periods ended on September 30, 1995 was 11.81%, 14.80% and 15.77%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT and THE WALL STREET JOURNAL.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may from time to time compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

EXPERIENCE OF THE INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since 1964 (115 in all) those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 115 periods.

 Note that past results are not an indication of future investment results and that the fund has different investment policies from other funds managed by Capital Research and Management Company. Reference to the other common stock funds is made solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

 The investment results set forth below were calculated as described in the fund's Prospectus.
                       NPF VS. VARIOUS UNMANAGED INDEXES
                                  Total Return

Periods                                              MSCI Indices               Capital
                                                                            Appreciation

10/1 - 9/30      NPF         DJIA/1/    S&P 500/2/   World/3/   U.S./4/     NPF       NYSE/6/

1973# - 1995     +1,992%     +1,223%    +1,165%      +1,051%    +1,072%     +1,001%      +411%

1985  -  1995    +332        +404       +341         +302       +342        +250      +198

1984  -  1994    +321        +355       +289         +338       +289        +236      +167

1983  -  1993    +278        +321        +293        +328       +291        +196      +165

1982  -  1992    +360        +443        +402        +400       +393        +244      +232

1981  -  1991    +356        +446        +397        +416       +392        +246      +218

1980  -  1990    +275        +314        +269        +285       +266        +166      +132

1979  -  1989    +387        +395        +392        +483       +372        +245      +212

1978  -  1988     +342       +302        +317        +420       +291        +214      +166

1977  -  1987    +584        +415        +432        +580       +397        +386      +241

1976  -  1986    +369        +205        +256        +389       +235        +232      +137

1975  -  1985    +299        +187        +253        +274       +233        +181      +136

1974  -  1984    +403        +241        +326        +288       +297        +248      +186

1973# - 1983     +271        +124        +149        +128       +129        +156      + 64


/1/ The Dow Jones Average of 30 Industrial stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Composite Stock Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Morgan Stanley Capital International World Index is an arithmetical average, weighted by market value, of the performance of more than 1,400 securities listed on the stock exchanges of Europe, Australia, the Far East, Canada, New Zealand and the U.S.

/4/ The Morgan Stanley Capital International U.S. Index is an arithmetical average, weighted by market value, of the performance of more than 300 securities listed on stock exchanges in the U.S.

/5/ The New York Stock Exchange Composite Index is a capitalization weighted index of all common stocks listed on the exchange.
# From March 13, 1973, the date the fund commenced operations.

                IF YOU ARE CONSIDERING NPF FOR RETIREMENT  . . .

Here's how much you would have if you had invested $2,000 on October 1 of each year in NPF over the past 5 and 10 years:

5 Years                        10 Years

(10/1/90 - 9/30/95)            (10/1/85 - 9/30/95)

$14,939                        $42,626


        SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM . . .

If you had invested           Periods             ...and taken all
$10,000 in NPF                10/1 - 9/30         distributions in shares,
this many years ago...                            your investment would
Number of Years                                   have been worth this
                                                  much at September 30, 1995
                                                    Value

1                             1994  -  1995       $11,181

2                             1993  -  1995        12,588

3                             1992  -  1995        14,896

4                             1991  -  1995        16,094

5                             1990  -  1995        19,937

6                             1989  -  1995        18,964

7                             1988  -  1995        24,262

8                             1987  -  1995        20,811

9                             1986  -  1995        31,150

10                            1985  -  1995        43,247

 11                           1984  -  1995        49,943

 12                           1983  -  1995        50,441

 13                           1982  -  1995        72,660

 14                           1981  -  1995        77,868

 15                           1980  -  1995        79,327

 16                           1979  -  1995        98,085

 17                           1978  -  1995        113,725

 18                           1977  -  1995        151,076

 19                           1976  -  1995        155,047

 20                           1975  -  1995        183,143

 21                           1974  -  1995        266,290

 22                           1973  -  1995        198,433

Lifetime                      1973# -  1995        209,200


APPENDIX
                          DESCRIPTION OF BOND RATINGS

                           Corporate Debt Securities

 MOODY'S INVESTORS SERVICE, INC. rates the long-term debt securities issued by various entities in categories ranging from "Aaa" to "C" according to quality.

"AAA -- Best quality. These securities carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"AA -- High quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

"A -- Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"BAA -- Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and , in fact, have speculative characteristics as well."

"BA -- Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position."

"B -- Generally lack characteristics of the desirable investment; assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

"CAA -- Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest."

"CA -- Speculative in a high degree; often in default or have other marked shortcomings."

"C -- Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standing."
 STANDARD & POOR'S CORPORATION rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality.

"AAA -- Highest rating. Capacity to pay interest and repay principal is extremely strong."

"AA -- High grade. Very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"A - Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher rated categories."

"BBB -- Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

"BB, B, CCC, CC, C -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

"C-1 -- Reserved for income bonds on which no interest is being paid."

"D -- In default and payment of interest and/or repayment of principal is in arrears."

NEW PERSPECTIVE FUND
Investment Portfolio, September 30, 1995
LARGEST INDUSTRY HOLDINGS

Telecommunications           7.63%
Health & Personal Care       6.51%
Broadcasting & Publishing    6.50%
Electrical & Electronics     5.13%
Energy Sources               4.92%
Other Industries            52.61%
Bonds & Cash Equivalents    16.70%

                                                             Shares or         Market             Percent

                                                             Principal         Value              of Net

Equity-Type Securities                                       Amount            (Millions)         Assets

-----------------------------------------                    ----------        ----------         ------

TELECOMMUNICATIONS-7.63%

Telecom Corp. of New Zealand Ltd.

 (New Zealand)                                               17,400,000        $67.863            1.05%

Telecom Corp. of New Zealand Ltd. /1/                        6,220,000         24.259

AirTouch Communications (USA) /2/                            2,732,000         83.667             .95

Vodafone Group PLC (American Depositary

 Receipts)(United Kingdom)                                   1,980,000         81.180             .92

Telefonos de Mexico, SA de CV, Class L

 (American Depositary Receipts) (Mexico)                     2,434,530         77.296             .88

Tele Danmark AS, Class B (Denmark)                           375,000           19.388

Tele Danmark AS, Class B (American                                                                .58

 Depositary Receipts)                                        1,233,700         31.922

AT&T Corp.(USA)                                              735,000           48.326             .55

Cable and Wireless PLC (United Kingdom)                      6,302,730         41.529

Cable and Wireless PLC (American                                                                  .51

 Depositary Receipts)                                        200,000           3.925

STET-Societa Finanziaria Telefonica p.a.,

 ordinary shares (Italy)                                     5,890,000         17.955             .38

STET-Societa Finanziaria Telefonica p.a.,

 nonconvertible savings shares                               7,000,000         16.283

MCI Communications Corp. (USA)                               1,225,000         31.927             .36

Telefonica de Argentina SA, Class B

 (American Depositary Receipts) (Argentina)                  1,332,000         31.802             .36

Koninklijke PTT Nederlanden NV

 (Netherlands)                                               869,500           30.729             .35

Telecomunicacoes Brasileiras SA, preferred

 nominative (Brazil)                                         556,439,000       26.540             .30

Telefonica de Espana, SA (Spain)                             1,500,000         20.661

Telefonica de Espana, SA (American                                                                .27

 Depositary Receipts)                                        76,000            3.145

Hong Kong Telecommunications Ltd. (Hong

 Kong)                                                       4,000,000         7.270

Hong Kong Telecommunications Ltd.                                                                 .17

 (American Depositary Receipts)                              420,000           7.665







HEALTH & PERSONAL CARE- 6.51%

AB Astra, Class A (Sweden)                                   2,000,000         71.688

AB Astra, Class A (American Depositary

 Receipts)                                                   155,000           5.556              1.99

AB Astra, Class B                                            2,800,000         98.546

Teva Pharmaceutical Industries Ltd.

 (American Depositary Receipts)(Israel)                      1,940,000         70.083             .79

Merck & Co., Inc. (USA)                                      1,030,000         57.680             .65

Pfizer Inc (USA)                                             1,000,000         53.375             .61

Sandoz Ltd. (Switzerland)                                    49,515            37.742             .43

Glaxo Holdings PLC (United Kingdom)                          563,264           6.892

Glaxo Holdings PLC (American Depositary                                                           .42

 Receipts)                                                   1,254,000         30.253

Johnson & Johnson (USA)                                      400,000           29.650             .34

AVON PRODUCTS, INC. (USA)                                    408,000           29.274             .33

Genentech, Inc. (USA) /2/                                    600,000           29.175             .33

Abbott Laboratories (USA)                                    400,000           17.050             .19

Roberts Pharmaceutical Corp. (USA) /2/                       450,000           10.575             .12

Bristol-Myers Squibb Co. (USA)                               140,000           10.202             .12

Bausch & Lomb Inc. (USA)                                     225,000           9.309              .11

BioChem Pharma Inc. (Canada) /2/                             123,000           3.905              .04

Chiron Corp. (USA) /2/                                       37,049            3.353              .04





BROADCASTING & PUBLISHING- 6.50%

News Corp. Ltd. (Australia)                                  3,910,001         21.771

News Corp. Ltd. (American Depositary

 Receipts)                                                   3,991,600         87.815             1.81

News Corp. Ltd., preferred shares                            1,963,771         9.733

News Corp. Ltd., preferred shares

 (American Depositary Receipts)                              1,995,800         39.666

Turner Broadcasting System, Inc., Class

 B (USA)                                                     3,512,300         96.588             1.10

Time Warner Inc. (USA)                                       1,772,000         70.437             .80

Viacom Inc., Class B (USA) /2/                               1,340,000         66.665             .76

Elsevier NV (Netherlands)                                    3,050,000         39.110             .44

Carlton Communications PLC (United

 Kingdom)                                                    1,956,000         32.045             .36

CANAL+ (France)                                              185,560           31.621             .36

Dow Jones & Co., Inc. (USA)                                  780,000           28.762             .33

Grupo Televisa, SA, Class L (American

 Depositary Receipts) (Mexico)                               825,000           16.500             .19

Pearson PLC (United Kingdom)                                 1,700,000         15.927             .18

Wolters Kluwer NV (Netherlands)                              162,516           14.933             .17







ELECTRICAL & ELECTRONICS- 5.13%

ASEA AB, Class A (Sweden)                                    115,000           11.529

ASEA AB, Class B                                             760,000           75.421

ASEA AB, Class B (American Depositary

 Receipts)                                                   450,000           44.944             2.13

BBC Brown Boveri Ltd, Class A

 (Switzerland)                                               47,957            55.621

Nokia Corp., Class A (Finland)                               480,000           33.713

Nokia Corp., Class A (American Depositary

 Receipts)                                                   968,000           67.518             1.52

Nokia Corp., Class K                                         460,000           32.309

Telefonaktiebolaget LM Ericsson, Class B

 (Sweden)                                                    2,519,600         62.147

Telefonaktiebolaget LM Ericsson, Class B,

rights, expire 10/27/95 /2/                                  2,519,600         2.944

Telefonaktiebolaget LM Ericsson, Class B                                                          1.08

 (American Depositary Receipts)                              1,200,000         29.400

Telefonaktiebolaget LM Ericsson, Class B

 (American Depositary Receipts), rights,

expire 10/26/95 /2/                                          1,200,000         1.382

Makita Corp. (Japan)                                         814,000           12.870             .15

General Electric Co. (USA)                                   200,000           12.750             .14

Hitachi, Ltd. (Japan)                                        900,000           9.788              .11







ENERGY SOURCES- 4.92%

Royal Dutch Petroleum Co. (New York

 Registered Shares) (Netherlands)                            613,000           75.246             .85

Anadarko Petroleum Corp. (USA)                               1,555,000         73.668             .84

TOTAL, Class B (France)                                      128,196           7.759

TOTAL, Class B (American Depositary                                                               .75

 Receipts)                                                   1,925,798         58.015

Unocal Corp. (USA)                                           1,550,000         44.175             .50

Repsol SA (Spain)                                            1,400,000         44.069             .50

Phillips Petroleum Co. (USA)                                 1,225,000         39.813             .45

NOVA Corp. of Alberta (Canada)                               4,500,000         35.633             .40

YPF SA, Class D (American Depositary

 Receipts) (Argentina)                                       1,200,000         21.600             .24

Broken Hill Proprietary Co. Ltd.

 (Australia)                                                 1,219,014         16.780             .19

British Petroleum Co. PLC (American

 Depositary Receipts) (United Kingdom)                       155,940           14.015             .16

Petrofina SA (Belgium)                                       12,600            3.907              .04







BEVERAGES & TOBACCO- 4.92%

Philip Morris Companies Inc. (USA)                           1,835,000         153.222            1.74

Seagram Co. Ltd. (Canada)                                    2,500,000         89.688             1.02

Heineken NV (Netherlands)                                    364,257           58.784             .67

LVMH MOET HENNESSY LOUIS VUITTON (FRANCE)                    220,000           41.511             .47

Guinness PLC (United Kingdom)                                3,700,000         30.191             .34

PepsiCo, Inc. (USA)                                          500,000           25.500             .29

Lion Nathan Ltd. (New Zealand)                               10,450,000        21.856             .25

American Brands, Inc. (USA)                                  300,000           12.675             .14







BANKING- 4.17%

Westpac Banking Corp. (Australia)                            16,326,389        66.113             .75

Citicorp (USA)                                               850,000           60.137             .68

BankAmerica Corp. (USA)                                      675,000           40.416             .46

Banco de Santander, SA (Spain)                               450,000           18.887

Banco de Santander, SA (American                                                                  .45

 Depositary Receipts)                                        500,000           20.812

Deutsche Bank AG (Germany)                                   751,410           35.785             .41

Svenska Handelsbanken Group (Sweden)                         1,400,000         24.233             .27

Republic New York Corp. (USA)                                370,000           21.645             .25

Sumitomo Bank, Ltd. (Japan)                                  895,000           17.305

Sumitomo Bank, Ltd., 3.125% convertible                                                           .24

 debentures 2004                                             $4,700,000        3.924

ABN AMRO Holding NV (Netherlands)                            418,240           17.319             .20

J.P. Morgan & Co. Inc. (USA)                                 142,100           10.995             .12

Istituto Mobiliare Italiano SpA

 (American Depositary Receipts) (Italy)                      520,000           9.490              .11

Chase Manhattan Bank, NA (USA)                               150,000           9.169              .10

Asahi Bank Ltd. (Japan)                                      670,000           7.287              .08

Bank of Montreal (Canada)                                    210,000           4.617              .05





CHEMICALS- 3.55%

Praxair, Inc. (USA)                                          2,579,300         68.996             .78

Georgia Gulf Corp. (USA)                                     1,975,000         68.138             .77

Ciba-Geigy Ltd. (Switzerland)                                69,000            55.344             .63

Sherwin-Williams Co. (USA)                                   775,000           27.125             .31

Valspar Corp. (USA)                                          554,100           21.194             .24

E.I. du Pont de Nemours and Co. (USA)                        240,000           16.500             .19

L'Air Liquide (France)                                       89,489            14.250             .16

Engelhard Corp. (USA)                                        413,100           10.482             .12

Solvay SA (Belgium)                                          16,600            8.839              .10

Sumitomo Chemical Co., Ltd. (Japan)                          1,730,000         7.544              .09

Bayer AG (Germany)                                           25,000            6.370              .07

BASF AG (Germany)                                            20,000            4.375              .05

Rhone-Poulenc SA (American Depositary

 Receipts) (France)                                          153,400           3.106              .04



MACHINERY & ENGINEERING- 3.40%

Mannesmann AG (Germany)                                      487,375           160.013            1.81

Caterpillar Inc. (USA)                                       1,960,000         111.475            1.26

Deere & Co. (USA)                                            260,000           21.158             .24

Parker Hannifin Corp. (USA)                                  200,000           7.600              .09







MULTI-INDUSTRY- 3.37%

Hutchison Whampoa Ltd. (Hong Kong)                           11,281,000        61.144             .69

Lend Lease Corp. Ltd. (Australia)                            3,889,796         54.837             .62

LTV Corp. (USA) /2/                                          3,000,000         42.000             .48

Hanson PLC (United Kingdom)                                  4,000,000         12.732

Hanson PLC (American Depositary                                                                   .46

 Receipts)                                                   1,730,000         28.113

Groupe Bruxelles Lambert SA (Belgium)                        182,000           24.188             .27

B.A.T Industries PLC (United Kingdom)                        2,711,122         22.556             .26

Swire Pacific Ltd., Class A (Hong Kong)                      1,930,000         15.292             .17

Incentive AB, Class A (Sweden)                               80,000            3.820

Incentive AB, Class B                                        165,000           7.925              .13

CITIC Pacific Ltd. (Hong Kong)                               3,600,000         10.874             .12

Canadian Pacific Ltd. (Canada)                               625,000           10.000             .11

Pacific Dunlop Ltd. (Australia)                              2,000,000         4.986              .06



ELECTRONIC COMPONENTS- 3.34%

Advanced Micro Devices, Inc. (USA) /2/                       2,325,000         67.716             .77

Micron Technology, Inc. (USA)                                605,000           48.098             .55

Intel Corp. (USA)                                            785,000           47.198             .54

Motorola, Inc. (USA)                                         600,000           45.825             .52

Analog Devices, Inc. (USA) /2/                               855,000           29.604             .34

SGS-THOMSON MICROELECTRONICS NV (NEW

 YORK REGISTERED SHARES) NETHERLANDS /2/                     565,000           27.473             .31

Seagate Technology (USA) /2/                                 650,000           27.381             .31





AUTOMOBILES- 2.98%

Ford Motor Co., Class A (USA)                                2,700,000         84.038             .95

Toyota Motor Corp. (Japan)                                   2,705,000         51.485             .58

Renault V.I. SA (France)                                     1,597,700         47.053             .53

Bayerische Motoren Werke AG (Germany)                        70,909            38.867

Bayerische Motoren Werke AG, preferred                                                            .53

 shares                                                      20,318            7.865

Daimler-Benz AG (Germany)                                    19,800            9.758

Daimler-Benz AG (American Depositary                                                              .17

 Receipts)                                                   110,000           5.459

General Motors Corp. (USA)                                   230,000           10.781             .12

Suzuki Motor Corp. (Japan)                                   800,000           8.620              .10





RECREATION & OTHER CONSUMER PRODUCTS-

 2.79%

THORN EMI PLC (United Kingdom)                               3,311,553         77.140             .87

PolyGram NV (New York Registered Shares)

 (Netherlands)                                               1,109,800         72.414             .82

Duracell International Inc. (USA)                            925,000           41.509             .47

Mattel, Inc. (USA)                                           1,200,000         35.250             .40

Eastman Kodak Co. (USA)                                      175,000           10.369             .12

Hasbro, Inc. (USA)                                           301,800           9.394              .11









FOOD & HOUSEHOLD PRODUCTS- 2.64%

Reckitt & Colman PLC (United Kingdom)                        6,975,000         72.542             .82

Nestle SA (Switzerland)                                      68,782            70.480             .80

GROUPE DANONE (FRANCE)                                       250,000           40.418             .46

Colgate-Palmolive Co. (USA)                                  400,000           26.650             .30

Unilever NV (Netherlands)                                    175,000           22.768             .26





INSURANCE- 1.74%

Internationale Nederlanden Groep NV

 (Netherlands)                                               1,268,486         73.711             .84

American International Group, Inc. (USA)                     516,562           43.908             .50

Munchener Ruckversicherungs-Gesellschaft

 (Germany)                                                   6,213             12.657

Munchener Ruckversicherungs-Gesellschaft,                                                         .20

 registered shares                                           3,000             5.422

CKAG Colonia Konzern (Germany)                               19,400            15.889

CKAG Colonia Konzern, preferred shares                       1,385             .824               .19

Yasuda Fire and Marine Insurance Co.,

 Ltd. (Japan)                                                200,000           1.289              .01





MERCHANDISING- 1.64%

Wal-Mart Stores, Inc. (USA)                                  2,300,000         57.212             .65

Ito-Yokado Co., Ltd. (Japan)                                 610,000           33.664             .38

Toys 'R' Us, Inc. (USA) /2/                                  1,100,000         29.700             .34

WHSmith Group PLC, Class A (United

 Kingdom)                                                    1,827,500         10.641             .12

Coles Myer Ltd. (Australia)                                  3,098,250         9.948              .11

Cifra, SA de CV, Class C (Mexico)                            2,854,800         3.314              .04



                                                                               .

DATA PROCESSING & REPRODUCTION- 1.50%

Sybase, Inc. (USA) /2/                                       1,613,800         51.843             .59

International Business Machines Corp.

 (USA)                                                       277,000           26.142             .30

Oracle Corp. (USA)/2/

 (formerly Oracle Systems Corp.)                             540,000           20.723             .24

Adobe Systems Inc. (USA)                                     175,000           9.056              .10

Apple Computer, Inc. (USA)                                   226,850           8.450              .10

Cisco Systems, Inc. (USA) /2/                                100,000           6.900              .08

Tandem Computers Inc. (USA) /2/                              340,000           4.165              .05

Novell, Inc. (USA) /2/                                       200,000           3.650              .04





LEISURE & TOURISM- 1.41%

Carnival Cruise Lines, Inc. (USA)                            2,000,000         48.000             .54

Walt Disney Co. (USA)                                        670,000           38.441             .44

Forte PLC (United Kingdom)                                   3,465,700         13.517             .15

Euro Disney SCA (France)                                     3,870,000         12.459

Euro Disney SCA, warrants, expire 2004 /2/                   1,028,142         0.457              .15

McDonald's Corp. (USA)                                       300,000           11.475             .13





INDUSTRIAL COMPONENTS- 1.33%

Compagnie Generale des Etablissements

 Michelin, Class B (France)                                  1,100,000         48.236             .55

Goodyear Tire & Rubber Co. (USA)                             1,120,000         44.100             .50

AB SKF, Class B (Sweden)                                     550,000           12.138             .14

Rockwell International Corp. (USA)                           170,000           8.033              .09

Orbital Engine Corp. Ltd. (American

 Depositary Receipts) (Australia) /2/                        466,133           4.020              .05





FOREST PRODUCTS & PAPER- 1.30%

Kymmene Corp.  (Finland)                                     995,000           30.749             .35

LOUISIANA-PACIFIC CORP. (USA)                                900,000           21.713             .25

Jefferson Smurfit Corp. (USA) /2/                            1,255,700         19.149             .22

Weyerhaeuser Co. (USA)                                       300,000           13.688             .16

ITT Rayonier Inc. (USA)                                      325,000           12.716             .14

International Paper Co. (USA)                                200,000           8.400              .10

Carter Holt Harvey Ltd. (New Zealand)                        3,100,000         7.218              .08





AEROSPACE & MILITARY TECHNOLOGY- 1.09%

Bombardier Inc., Class B (Canada)                            5,400,000         63.385             .72

Boeing Co. (USA)                                             250,000           17.063             .19

United Technologies Corp. (USA)                              160,000           14.140             .16

Litton Industries, Inc. (USA) /2/                            40,000            1.740              .02







METALS: NONFERROUS- 0.98%

Western Mining Corp. Holdings Ltd.

 (Australia)                                                 6,037,151         39.499             .45

Alcan Aluminium Ltd. (Canada)                                700,000           22.663             .26

Alumax Inc. (USA) /2/                                        426,000           14.378             .16

Teck Corp., Class B (Canada)                                 479,000           9.549              .11





METALS: STEEL- 0.87%

Companhia Vale do Rio Doce, ordinary

 nominative (Brazil)                                         4,800,000         1.169

Companhia Vale do Rio Doce, preferred                                                             .24

 nominative                                                  123,780,000       20.719

Armco Inc. (USA) /2/                                         3,000,000         19.500

Armco Inc., convertible preferred                            20,000            1.035              .23

USINOR SACILOR (FRANCE) /2/                                  1,000,000         17.782             .20

Ugine SA (France)                                            130,502           8.402              .10

Thyssen AG (Germany) /2/                                     25,000            4.839              .05

Koninklijke Nederlandsche Hoogovens en

 Staalfabrieken NV (Netherlands)                             100,000           3.991              .05





ENERGY EQUIPMENT- 0.85%

Schlumberger Ltd. (Netherlands Antilles)                     1,000,000         65.250             .74

Western Atlas Inc. (USA) /2/                                 200,000           9.475              .11





TRANSPORTATION: SHIPPING- 0.84%

NIPPON YUSEN KK (JAPAN)                                      6,600,000         39.015             .44

Bergesen d.y.AS, Class A (Norway)                            500,000           11.069

Bergesen d.y.AS, Class B                                     795,000           17.726             .33

Overseas Shipholding Group, Inc. (USA)                       300,000           5.962              .07



TRANSPORTATION: AIRLINES- 0.77%

Singapore Airlines Ltd. (Singapore)                          3,841,000         35.630             .40

British Airways PLC (United Kingdom)                         1,545,000         11.062

British Airways PLC (American Depositary                                                          .37

 Receipts)                                                   305,500           21.805





GOLD MINES- 0.77%

Placer Dome Inc. (Canada)                                    1,600,000         42.000             .48

BARRICK GOLD CORP. (CANADA)                                  1,000,000         25.875             .29





MISCELLANEOUS MATERIALS & COMMODITIES-

 0.76%

English China Clays PLC (United Kingdom)                     3,200,000         18.379             .21

Compagnie de Saint-Gobain (France)                           119,511           14.564             .16

Potash Corp. of Saskatchewan Inc.

 (Canada)                                                    200,000           12.450             .14

TRINOVA Corp. (USA)                                          250,000           8.438              .10

Cleveland-Cliffs Inc. (USA)                                  180,000           7.403              .08

Pilkington PLC (United Kingdom)                              2,000,000         6.275              .07





BUSINESS & PUBLIC SERVICES- 0.71%

WMX Technologies, Inc. (USA)                                 600,000           17.100             .19

Havas SA (France)                                            194,048           14.519             .16

Eurotunnel SA, units, comprised of one

 share of Eurotunnel SA ordinary and one

 share of Eurotunnel PLC ordinary

 (France) /2/                                                9,222,700         13.300             .15

Reuters Holdings PLC (American Depositary

 Receipts) (United Kingdom)                                  200,000           10.575             .12

Federal Express Corp. (USA) /2/                              100,000           8.300              .09





APPLIANCES & HOUSEHOLD DURABLES- 0.69%

Sony Corp. (Japan)                                           480,000           24.846             .28

AB Electrolux, Class B (Sweden)                              441,600           21.116             .24

Philips Electronics NV (Netherlands)                         300,000           14.637             .17







TRANSPORTATION: RAIL & ROAD-0.48%

CSX Corp. (USA)                                              500,000           42.062             .48





UTILITIES: ELECTRIC & GAS- 0.39%

Hongkong Electric Holdings Ltd.

 (Hong Kong)                                                 5,213,500         17.433             .20

VEBA AG (Germany)                                            340,450           13.516             .15

Hong Kong and China Gas Co. Ltd. (Hong

 Kong)                                                       2,401,800         3.868              .04





REAL ESTATE- 0.35%

Cheung Kong (Holdings) Ltd. (Hong Kong)                      3,500,000         19.061             .22

Sun Hung Kai Properties Ltd. (Hong Kong)                     840,000           6.818              .08

Hysan Development Co. Ltd. (Hong Kong)                       1,960,000         4.703              .05





ELECTRONIC INSTRUMENTS- 0.18%

Scitex Corp. Ltd. (Israel)                                   835,000           15.761             .18







BUILDING MATERIALS & COMPONENTS- 0.02%

CEMEX, SA, Class A (Mexico)                                  400,125           1.535              .02





MISCELLANEOUS- 0.00%

Other equity-type securities in initial

 period of acquisition                                                         244.893            2.78

                                                                               ----------         ------





TOTAL EQUITY-TYPE SECURITIES

 (cost:$5,236.241 million)                                                     7,344.813          83.30

                                                                               ----------         ------



                                                             Principal

                                                             Amount

Bonds                                                        (Millions)

---------------------------------------                      ----------



FRENCH GOVERNMENT- 0.04%

France O.A.T. 9.50% June 1998                                FF17.000          3.712              .04

                                                                               ----------         ------





TOTAL BONDS (cost: $2.657 million)                                             3.712              .04

                                                                               ----------         ------



TOTAL INVESTMENT SECURITIES (cost:

 $5,238.898 million)                                                           7,348.525          83.34

                                                                               ----------         ------



Short-Term Securities

------------------------------------------



CORPORATE SHORT-TERM NOTES- 13.32%

General Electric Capital Corp.

 5.64%-5.71% due 11/2-12/4/95                                $87.060           86.498             .98

Glaxo Wellcome plc 5.71%-5.74%

 due 10/17-11/13/95                                          79.000            78.701             .89

J.C. Penney Funding Corp. 5.69%-5.72%

 due 10/6-11/9/95                                            77.500            77.226             .88

Commerzbank U.S. Finance Inc. 5.69%-5.72%

 due 10/16-11/15/95                                          70.300            70.035             .79

AT&T Corp. 5.64%-5.69% due 10/2-10/27/95                     69.150            68.965             .78

Ford Credit Europe PLC 5.69%-5.72%

 due 10/12-11/16/95                                          68.700            68.439             .78

Eli Lilly and Co. 5.70%-6.50%

 due 10/2-12/7/95                                            64.650            64.351             .73

National Australia Funding (Delaware)

 Inc. 5.64%-5.73% due 10/18-11/29/95                         63.300            62.860             .71

American Express Credit Corp. 5.70%-5.73%

 due 10/19-11/9/95                                           60.500            60.169             .68

PepsiCo, Inc. 5.70% due 10/13-10/30/95                       49.500            49.343             .56

E.I. du Pont de Nemours and Co. 5.69%-5.70%

 due 10/17-10/24/95                                          48.000            47.846             .54

Central and South West Corp. 5.72%-5.73%

 due 10/10-11/8/95                                           47.900            47.678             .54

Commonwealth Bank of Australia 5.63%-5.65%

 due 11/21-11/30/95                                          45.000            44.585             .51

Daimler-Benz North America Corp.

 5.71%-5.73% due 10/4-10/19/95                               41.800            41.733             .47

Chevron Oil Finance Co. 5.70%-5.74%

 due 10/12-11/7/95                                           39.200            39.050             .44

Mobil Australia Finance Co., Inc.

 5.68%-5.69% due 10/3-10/26/95                               34.710            34.639             .39

Siemens Corp. 5.65%-5.72%

 due 10/18-11/21/95                                          30.600            30.409             .35

Toyota Motor Credit Corp. 5.64%-5.67%

 due 10/5-11/17/95                                           28.500            28.378             .32

ABN AMRO North America Finance Inc.

 5.65%-5.72% due 10/2-11/14/95                               26.000            25.891             .29

Exxon Imperial U.S. Inc. 5.70% due 10/23/95                  24.600            24.510             .28

Canada Bills 5.55%-5.62% due 11/1-12/6/95                    23.900            23.671             .27

Coca-Cola Co. 5.62%-5.70%

 due 10/12-11/17/95                                          23.500            23.372             .27

Halifax Building Society 5.68% due 10/31/95                  22.700            22.588             .26

Ford Motor Credit Co. 5.70% due 10/19/95                     20.000            19.939             .23

Abbey National North America 5.67%

 due 11/9/95                                                 18.500            18.382             .21

Barclays Bank of Canada 5.70%

 due 10/10/95                                                15.000            14.976             .17









CERTIFICATES OF DEPOSIT-2.04%



Canadian Imperial Bank of Commerce

5.73%-5.78% due 10/24-11/27/95                               65,000            64.998             .74

ABN AMRO Bank NV 5.75%-5.78%

 due 10/23-11/1/95                                           45,000            45.000             .51

Societe Generale 5.74% due 11/15-12/5/95                     45,000            44.996             .51

Abbey National Treasury Services PLC

 Eurocertificate 5.75% due 10/25/95                          15,000            14.999             .17

ABN-AMRO Bank NV Eurocertificate 5.76%

 due 10/25/95                                                10,000            10.000             .11



FEDERAL AGENCY DISCOUNT NOTES- 1.17%

Federal Home Loan Mortgage Corp.

 5.61%-5.62% due 11/6-11/10/95                               88.479            87.930             1.00

Federal National Mortgage Assn.

 5.61% due 11/3/95                                           15.000            14.922             .17

                                                                               ----------         ------



NON-U.S. GOVERNMENT SHORT-TERM NOTES- 0.17%

Netherlands 6.50% 4/15/96                                    NLG23.000         14.560             .17

                                                                               ----------         ------

TOTAL SHORT-TERM SECURITIES

 (cost: $1,467.468 million)                                                    1,471.639          16.70

Excess of payables over cash and

 receivables                                                                   3.164              .04

                                                                               ----------         ------



TOTAL SHORT-TERM SECURITIES AND NET CASH                                       1,468.475          16.66

                                                                               ----------         ------



NET ASSETS                                                                     $8,817.000         100.00%

                                                                               ==========         ======




/1/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/2/ Non-income-producing securities

See Notes to Financial Statements

EQUITY-TYPE SECURITIES
APPEARING IN THE PORTFOLIO
SINCE MARCH 31, 1995

Alumax
Avon Products
Barrick Gold
Bergesen d.y.
Carnival Cruise Lines
Carter Holt Harvey
Chase Manhattan Bank
Cisco Systems
Colgate-Palmolive
Dow Jones & Co.
Duracell International
Georgia Gulf
Groupe Danone
Hitachi
Johnson & Johnson
Kymmene
Louisiana-Pacific
LTV
LVMH Moet Hennessy Louis Vuitton
Mattel
Nippon Yusen
Petrofina
SGS-THOMSON Microelectronics
Sybase
Telecommunicacoes Brasileiras
Telefonica de Argentina
Toys "R" Us
TRINOVA
Unocal
Usinor Sacilor
Viacom
Wal-Mart Stores
Weyerhaeuser
YPF
EQUITY-TYPE SECURITIES
ELIMINATED FROM THE PORTFOLIO
SINCE MARCH 31, 1995
Amoco
AMR
Banco Bilbao Vizcaya
BCE
China Light & Power
Fletcher Challenge
Imperial Oil
Lotus Development
Microsoft
Swiss Bank Corp.
Timken
Tokio Marine and Fire Insurance
TransCanada PipeLines
Volkswagen
Whirlpool
New Perspective Fund
Financial Statements

Statement of Assets and Liabilities                                                (dollars in

at September 30, 1995                                                              millions)

-------------------------------------                      ----------              -----------

Assets:

Investment securities at market

(cost: $5,238.898)                                                                 $7,348.525

Short-term securities

(cost: $1,467.468)                                                                 1,471.639

Cash                                                                               1.408

Receivables for-

Sales of investments                                       $5.872

Sales of fund's shares                                     22.013

Forward currency contracts                                 2.551

Dividends and accrued interest                             17.507                  47.943

                                                           ----------              -----------

                                                                                   8,869.515

Liabilities:

Payables for-

Purchases of investments                                   43.383

Repurchases of fund's shares                               3.984

Management services                                        3.117

Accrued expenses                                           2.031                   52.515

                                                           ----------              -----------

Net Assets at September 30, 1995-

Equivalent to $16.98 per share on

519,110,229 shares of $1 par value

capital stock outstanding (authorized

capital stock--600,000,000 shares)                                                 $8,817.000

                                                                                   ===========



Statement of Operations                                                            (dollars in

for the year ended September 30, 1995                                              millions)



-------------------------------------                      ----------              -----------

Investment Income:

Income:

Dividends                                                  $   128.996

Interest                                                   87.691                  $ 216.687

                                                           ----------

Expenses:

Management services fee                                    32.015

Distribution expenses                                      15.602

Transfer agent fee                                         7.497

Reports to shareholders                                    .801

Registration statement and prospectus                      .778

Postage, stationery and supplies                           1.211

Directors' and Advisory Board fees                         .281


Auditing and legal fees                                    .073

Custodian fee                                              2.384

Taxes other than federal

income tax                                                 .103

Other expenses                                             .042                    60.787

                                                           ----------              -----------

Net investment income                                                              155.900

                                                                                   -----------

Realized Gain and Unrealized

Appreciation on Investments:

Net realized gain                                                                  308.729

Net increase in unrealized

appreciation on investments                                840.974

Net unrealized appreciation on

open forward currency contracts                            2.551                   843.525

                                                           ----------              -----------

Net realized gain and unrealized appreciation

on investments                                                                     1,152.254

                                                                                   -----------

Net Increase in Net Assets Resulting

from Operations                                                                    $1,308.154

                                                                                   ===========







-------------------------------------                      ----------              -----------

Statement of Changes in Net Assets                         (dollars in

                                                           millions)

                                                           Year ended

                                                           September 30

                                                           1995                    1994

-------------------------------------                      ----------              -----------

Operations:

Net investment income                                      $155.900                $80.563

Net realized gain on investments                           308.729                 329.640

Net unrealized appreciation

on investments                                             843.525                 178.640

                                                           ----------              -----------

Net increase in net assets

resulting from operations                                  1,308.154               588.843

                                                           ----------              -----------



Dividends and Distributions Paid to

Shareholders:

Dividends from net investment income                       (105.752)               (59.900)

Distributions from net realized gain on

investments                                                (355.971)               (128.427)

                                                           ----------              -----------

Total dividends and distributions                          (461.723)               (188.327)

                                                           ----------              -----------



Capital Share Transactions:

Proceeds from shares sold: 136,794,997

and 119,000,193 shares, respectively                       2,129.286               1,798.198

Proceeds from shares issued in reinvestment

of net investment income dividends and

distributions of net realized gain on

investments: 30,235,980 and 11,574,470 shares,

respectively                                               432.534                 169.717

Cost of shares repurchased: 55,659,438

and 33,593,016 shares, respectively                        (869.751)               (506.668)

                                                           ----------              -----------



Net increase in net assets resulting from

capital share transactions                                 1,692.069               1,461.247

                                                           ----------              -----------



Total Increase in Net Assets                               2,538.500               1,861.763



Net Assets:

Beginning of year                                          6,278.500               4,416.737

                                                           ----------              -----------

End of year (including undistributed

net investment income: $96.071

and $45.923, respectively)                                 $8,817.000              $6,278.500

                                                           ==========              ===========


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. New Perspective Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Long-term and short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Investment securities and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,384,000 includes $205,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of September 30, 1995, net unrealized appreciation on investments, excluding forward currency contracts, for federal income tax purposes aggregated $2,114,787,000, of which $2,280,553,000 related to appreciated
securities and $165,766,000 related to depreciated securities.     During the
year ended September 30, 1995, the fund realized, on a tax basis, a net capital gain of $306,883,000 on securities transactions. Net gains related to non-U.S. currency transactions of $4,685,000 were treated as ordinary income for federal income tax purposes. The capital gain distribution paid in December 1994 includes $1,267,000 of realized non-U.S. currency gains. The cost of portfolio securities, excluding forward currency contracts, for federal income tax purposes was $6,705,378,000 at September 30, 1995.

3. The fee of $32,015,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.60% of the first $500 million of net assets; 0.50% of such assets in excess of $500 million but not exceeding $1 billion; 0.46% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.43% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.41% of such assets in excess of $2.5 billion but not exceeding $4 billion; 0.40% of such assets in excess of $4 billion but not exceeding $6.5 billion; and 0.395% of such assets in excess of $6.5 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1995, distribution expenses under the Plan were $15,602,000. As of September 30, 1995, accrued and unpaid distribution expenses were $1,442,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $7,497,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $8,330,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors and Advisory Board members of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1995, aggregate amounts deferred were $150,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1995, accumulated undistributed net realized gain on investments was $272,771,000 and paid-in capital was $5,809,281,000.

    The fund made purchases and sales of investment securities, excluding short-term securities, of $2,511,035,000 and $1,322,647,000, respectively, during the year ended September 30, 1995.

 Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1995, such non-U.S. taxes were $13,148,000. Net realized currency gains on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $2,154,000 for the year ended September 30, 1995.

 The fund purchases forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The fund's use of forward currency contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded at market value and reflect the extent of the fund's involvement in these financial instruments. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from the possible movements in non-U.S. exchange rates and securities values underlying these instruments. At September 30, 1995, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

Non-U.S. Currency Sale Contracts

                               Contract Amount                             U.S. Valuation at 9/30/95

                                                                                                Unrealized

                           Non-U.S.                   U.S.                Amount                Appreciation



Japanese Yen

 expiring 1/22/96          Yen 1,900,000,000          $22,023,879         $19,472,612           $2,551,267


--------

Per-Share Data and Ratios

                                              Year ended

                                              September

                                              30

                                              1995            1994         1993         1992           1991

                                              ------          ------       ------       -------        -------



Net Asset Value, Beginning of Year            $15.40          $14.21       $12.25       $11.77         $10.16

                                              ------          ------       ------       -------        -------

 Income from Investment Operations:

  Net investment income                       .31             .22          .17          .21            .29

   Net realized and unrealized gain

   on investments                             2.35            1.54         2.04         .71            2.05

                                              ------          ------       ------       -------        -------

   Total income from

 investment operations                        2.66            1.76         2.21         .92            2.34

                                              ------          ------       ------       -------        -------

 Less Distributions:

  Dividends from net

 investment income                            (.237)          (.173)       (.178)       (.24)          (.30)

  Dividends from net realized

 non-U.S. currency gains (1)                  (.003)          (.027)       (.022)       -              -

  Distributions from net

 realized gains                               (.840)          (.370)       (.050)       (.20)          (.43)

                                              ------          ------       ------       -------        -------

   Total distributions                        (1.08)          (.57)        (.25)        (.44)          (.73)

                                              ------          ------       ------       -------        -------

Net Asset Value, End of Year                  $16.98          $15.40       $14.21       $12.25         $11.77

                                              ======                       ======       =======        =======



Total Return(2)                               18.63%          12.61%       18.34%       8.04%          23.86%





Ratios/Supplemental Data:

  Net assets, end of

 year (in millions)                           $8,817          $6,279       $4,417       $3,082         $2,213

  Ratio of expenses to average

 net assets                                   .83%            .84%         .87%         .85%           .86%

  Ratio of net income to

 average net assets                           2.12%           1.48%        1.40%        1.82%          2.80%

  Portfolio turnover rate                     22.40%          25.33%       15.02%       6.43%          8.16%








(1) Realized non-U.S. currency gains are treated as ordinary income for federal income tax purposes.
(2) This was calculated without deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.